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                                                                    EXHIBIT 99.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Jo-Ann Stores Inc., (the "Company") for the period ending August 3, 2002, I, Brian P. Carney, Executive Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) such Form 10-Q of the Company for the period ended August 3, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q of the Company for the period ended August 3, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  September 17, 2002



                           /s/ Brian P. Carney
                           ---------------------------
                           By:   Brian P. Carney
                           Executive Vice President and Chief Financial Officer







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